John Hancock Funds

                        WORLD BOND FUND

                         ANNUAL REPORT

                       OCTOBER 31, 1998



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1-1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.



BY FREDERICK L. CAVANAUGH, ANTHONY A. GOODCHILD AND
JAMES K. HO, CFA, PORTFOLIO MANAGERS

John Hancock
World Bond Fund

U.S. Treasuries, European bonds rally
while emerging-market bonds plummet

Recently, Frederick Cavanaugh and James Ho joined Anthony Goodchild on the management team of John Hancock World Bond fund. Messrs. Cavanaugh, senior vice president, and Ho, executive vice president, are both managers of other John Hancock global and domestic fixed-income funds.

The high-quality U.S. and European bond markets dramatically outpaced the Japanese and lower-quality emerging Asian and Latin American markets during the past 12 months. From the outset, Southeast Asian emerging markets were mired in ongoing concerns about their weakening economies and embattled currencies. Despite showing signs of economic strength, Latin American markets were simultaneously punished as investors headed for the sidelines in virtually all emerging markets. Latin American bonds staged a brief rally this year, thanks to assurances that their governments would undertake the necessary reforms to stabilize their currencies and avert an economic meltdown. That confidence was severely eroded in summer and fall when Brazil, the region's largest economy, was unable to enact crucial changes and looked to the International Monetary Fund for a rescue. Hopes that emerging markets could be stabilized were further dissolved when Russia allowed the ruble to go into a free fall, causing renewed skepticism and massive selling of all types of riskier bonds. Although an industrialized nation, Japan was buffeted by concerns that it would be unable to enact the required banking and structural reforms necessary to draw itself and the rest of Asia out of a worsening recession.


A 3-1/4" x 3-1/4" photo at bottom right side of page of John Hancock World Bond Fund's portfolio management team. Caption below reads "Portfolio Managers (l-r): Fred Cavanaugh, Tony Goodchild and Jim Ho".


"...high-quality
U.S. and
European
bond markets
dramatically
outpaced..."


Pie chart at top left hand column entitled "Portfolio Diversification". The chart is divided into five sections. From top left to right they are: Short-Term Investments & Other 13%, United States 59%, Latin America 9%, Germany 12% and United Kingdom 7%. A note below the chart reads "As a percentage of net assets on October 31, 1998."


"We also
added
German
government
bonds during
the period..."


The prime beneficiaries of the emerging markets' various crises and Japan's ongoing malaise were U.S. Treasuries and European government bonds. The safe haven of choice in times of uncertainty, the U.S. Treasury market staged an impressive rally, egged on by two late-period interest rate cuts by the Federal Reserve Board. Continental European bond markets, meanwhile, surprised many investors by posting gains even after their yields had fallen below U.S. Treasury yields.


Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasuries followed by an up arrow with the phrase "Fed cuts rates." The second listing is German bonds followed by an up arrow with the phrase "Vigilant monetary policy." The third listing is Latin American bonds followed by a down arrow with the phrase "Concerns over economy, currencies." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."


Performance and strategy review

For the 12 months ended October 31, 1998, John Hancock World Bond Fund's Class A and Class B shares posted total returns of 5.44% and 4.73%, respectively, at net asset value. The Fund's one-year returns outpaced the average global income fund, which had a total return of 4.28%, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Our growing emphasis on high-quality U.S. and European bonds helped us outpace our peers. U.S. government and agency bonds, which had risen to as much as 75% of the Fund's net assets and ended the period at 54%, posted strong gains in the second half of the period. We also added German government bonds during the period, which we believe serve as a proxy for those countries that are soon to become the initial members of the European Monetary Union (EMU). In doing so, we got yields comparable to U.S. Treasuries and increased our exposure to the deutschemark as a solid alternative to the U.S. dollar. When continental European interest rates fell, this position made a positive contribution to the Fund's performance. Additionally, our holdings in United Kingdom government bonds also were a plus thanks to their rally. After serving the Fund well in the first half of the period, our stake in dollar-denominated Latin American bonds detracted from our performance in the second half.


Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.44% total return for John Hancock World Bond Fund Class A. The second bar represents the 4.73% total return for John Hancock World Bond Fund Class B. The third bar represents the 4.28% total return the Average global income fund. A note below the chart reads "Total returns for John Hancock World Bond Fund are at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."


We kept our foreign currency exposure minimal during the first half of the period, keeping the bulk of the Fund's net assets in U.S. dollar-denominated bonds. However, we began to diversify our currency exposure toward the end of the period, establishing a 24% stake in the deutschemark and increasing our British pound sterling stake to 6%. Given all the uncertainty surrounding currency markets, we believe now is a time to have holdings in more than one currency, although our focus will stay on the U.S. dollar.

Outlook

We're likely to keep the Fund's emphasis on high-quality bonds for now. Even though the worst may be behind emerging markets, there's a reasonable chance that further disruptions will occur, although we think they're likely to be less severe than the problems over the past year. Select emerging markets will eventually offer attractive opportunities, although we think those opportunities are still quite a way off. In our view, Europe and United States offer the most attractive investments over the next six months or so. Europe holds a distinct advantage over both the U.S. and Japan: the continent enjoys the powerful combination of economic growth and favorable trade balances. The U.S., on the other hand, has economic growth but a growing trade deficit, while Japan has no growth but a trade surplus. That said, we're taking somewhat of a wait-and-see approach to most of Europe in advance of the introduction of the unified European currency on January 1, 1999, with our only EMU holdings in stalwart Germany. Plenty of questions remain about the European Monetary Union's fiscal policies. Instead, we'll maintain our focus on the U.K. -- which will not be a part of EMU. In the U.S., we expect that interest rates will continue to fall as the Federal Reserve Board, once worried about inflation, turns its sights toward keeping the economy growing. We believe we're well positioned to benefit from these trends, with our high-quality focus on the U.S., Germany and the United Kingdom.

"We're likely
to keep
the Fund's
emphasis on
high-quality
bonds for
now."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.


CLASS A
For the period ended September 30, 1998
                                                        SINCE
                                 ONE       FIVE       INCEPTION
                                 YEAR      YEARS      (1/3/92)
                               -------   ---------  ------------
Cumulative Total Returns       (0.07%)    22.93%       29.19%
Average Annual Total Returns   (0.07%)     4.21%        3.87%

CLASS B
For the period ended September 30, 1998
                                 ONE       FIVE          TEN
                                 YEAR      YEARS         YEARS
                               -------   ---------  ------------

Cumulative Total Returns       (1.06%)    22.78%       79.19%
Average Annual Total Returns   (1.06%)     4.19%        6.01%

YIELDS
As of October 31, 1998
                                                      SEC 30-DAY
                                                         YIELD
                                                     ------------
John Hancock World Bond Fund: Class A                   3.98%
John Hancock World Bond Fund: Class B                   3.52%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark for bond market performance on a worldwide basis. Past performance is not indicative of future results.


Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Salomon Brothers World Government Bond Index and is equal to $17,341 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $13,522 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the World Bond Fund, after sales charge, and is equal to $12,911 as of October 31, 1998.

Line chart with the heading World Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Salomon Brothers World Government Bond Index and is equal to $23,577 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on October 31, 1988, before sales charge, and is equal to $17,395 as of October 31, 1998.


Footnote reads:
*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------
Assets:
Investments at value - Note C:
     Bonds (cost - $34,368,002)                          $35,601,152
     Options (cost - $50,444)                                  8,359
     Short-term investments (cost - $4,077,874) -
     Note A                                                4,077,874
                                                        ------------
                                                          39,687,385
Cash                                                             531
Receivable for shares sold                                       463
Interest receivable                                          705,568
Other assets                                                  10,449
                                                        ------------
Total Assets                                              40,404,396
--------------------------------------------------------------------
Liabilities:
Dividend payable                                               8,993
Payable upon return of securities on loan - Note A         3,035,874
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                       41,077
Accounts payable and accrued expenses                         69,439
                                                        ------------
Total Liabilities                                          3,155,383
--------------------------------------------------------------------
Net Assets:
Capital paid-in                                           36,316,823
Accumulated net realized loss on investments and
foreign currency transactions                               (200,864)
Net unrealized appreciation of investments, foreign
currency transactions and options                          1,208,650
Distributions in excess of net investment income             (75,596)
                                                        ------------
Net Assets                                               $37,249,013
====================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $22,985,184 / 2,531,128                              $9.08
====================================================================
Class B - $14,263,829 / 1,570,699                              $9.08
====================================================================
Maximum Offering Price Per Share*
Class A - ($9.08 x 104.71%)                                    $9.51
====================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------
Investment Income:
Interest (including income on securities loaned
of $26,233)                                               $2,839,886
                                                        ------------

Expenses:
Investment management fee - Note B                           331,704
Distribution and service fee - Note B
Class A                                                       79,390
Class B                                                      172,906
Transfer agent fee - Note B                                  116,931
Custodian fee                                                 57,034
Auditing fee                                                  45,037
Registration and filing fees                                  19,574
Printing                                                      13,468
Financial services fee - Note B                                7,396
Miscellaneous                                                  4,920
Trustees' fees                                                 2,984
Legal                                                          1,603
Interest expense - Note A                                        415
                                                        ------------
Total Expenses                                               853,362
--------------------------------------------------------------------
Net Investment Income                                      1,986,524
--------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Transactions and Options:
Net realized gain on investments sold                      1,475,621
Net realized loss on foreign currency transactions        (1,081,583)
Change in net unrealized appreciation/depreciation
of investments                                               155,665
Change in net unrealized appreciation/depreciation
of foreign currency transactions                            (515,315)
Change in net unrealized appreciation/depreciation
of options                                                   (42,085)
                                                        ------------
Net Realized and Unrealized
Loss on Investments, Foreign
Currency Transactions and
Options                                                       (7,697)
--------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                 $1,978,827
====================================================================

See notes to financial statements.




Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
                                                                                      --------------------------------
                                                                                         1997                  1998
                                                                                      ------------        ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                  $3,363,664           $1,986,524
Net realized gain (loss) on investments sold and foreign currency transactions         (2,191,124)             394,038
Change in net unrealized appreciation/depreciation of investments and foreign
currency transactions                                                                     498,811             (401,735)
                                                                                  ---------------      ---------------
Net Increase in Net Assets Resulting from Operations                                    1,671,351            1,978,827
                                                                                  ---------------      ---------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.2580 and $0.0919 per share, respectively)                                  (786,477)            (272,483)
Class B - ($0.2269 and $0.0789 per share, respectively)                                  (838,142)            (157,361)
Distributions in excess of net investment income
Class A - ($0.0180 and $0.2924 per share, respectively)                                   (55,023)            (866,911)
Class B - ($0.0159 and $0.2511 per share, respectively)                                   (58,638)            (500,645)
Distributions from capital paid-in
Class A - ($0.2580 and $0.0404 per share, respectively)                                  (786,847)            (119,888)
Class B - ($0.2270 and $0.0348 per share, respectively)                                  (838,537)             (69,236)
                                                                                  ---------------      ---------------
Total Distributions to Shareholders                                                    (3,363,664)          (1,986,524)
                                                                                  ---------------      ---------------
From Fund Share Transactions - Net:*                                                  (18,700,439)         (15,784,630)
                                                                                  ---------------      ---------------
Net Assets:
Beginning of period                                                                    73,434,092           53,041,340
                                                                                  ---------------      ---------------
End of period (including distributions in excess of net investment income of
$634,322 and $75,596, respectively)                                                   $53,041,340          $37,249,013
                                                                                  ===============      ===============

*Analysis of Fund Share Transactions:




                                                                             YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------
                                                                    1997                                    1998
                                                            ---------------------                  ---------------------
                                                             SHARES      AMOUNT                    SHARES        AMOUNT
                                                            --------    ---------                  --------     --------
CLASS A
Shares sold                                               1,140,051   $10,428,710                  425,409    $3,813,818
Shares issued to shareholders in reinvestment of
distributions                                               103,224       942,480                   76,168       679,311
                                                       ------------  ------------             ------------  ------------
                                                          1,243,275    11,371,190                  501,577     4,493,129
Less shares repurchased                                  (1,005,157)   (9,195,414)              (1,176,536)  (10,482,512)
                                                       ------------  ------------             ------------  ------------
Net increase (decrease)                                     238,118    $2,175,776                 (674,959)  ($5,989,383)
                                                       ============  ============             ============  ============

CLASS B
Shares sold                                                 152,134    $1,401,591                   85,596      $769,502
Shares issued to shareholders in reinvestment of
distributions                                                83,206       761,099                   37,211       331,899
                                                       ------------  ------------             ------------  ------------
                                                            235,340     2,162,690                  122,807     1,101,401
Less shares repurchased                                  (2,516,064)  (23,038,905)              (1,218,051)  (10,896,648)
                                                       ------------  ------------             ------------  ------------
Net decrease                                             (2,280,724) ($20,876,215)              (1,095,244)  ($9,795,247)
                                                       ============  ============             ============  ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                               1994           1995          1996          1997          1998
                                                            -----------    -----------   -----------   -----------  ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                              $9.62          $8.85         $9.30         $9.28       $9.03
                                                            -----------    -----------   -----------   -----------  ----------
Net Investment Income(2)                                           0.64           0.57          0.51          0.53        0.42
Net Realized and Unrealized Gain (Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions                                     (0.78)          0.48         (0.02)        (0.25)       0.05
                                                            -----------    -----------   -----------   -----------  ----------
Total from Investment Operations                                  (0.14)          1.05          0.49          0.28        0.47
                                                            -----------    -----------   -----------   -----------  ----------
Less Distributions:
Distributions from Net Investment Income                          (0.11)         (0.59)        (0.50)        (0.25)      (0.09)
Distributions in Excess of Net Investment Income                     --             --            --         (0.02)      (0.29)
Distributions from Capital Paid-In                                (0.52)         (0.01)        (0.01)        (0.26)      (0.04)
                                                            -----------    -----------   -----------   -----------  ----------
Total Distributions                                               (0.63)         (0.60)        (0.51)        (0.53)      (0.42)
                                                            -----------    -----------   -----------   -----------  ----------
Net Asset Value, End of Period                                    $8.85          $9.30         $9.28         $9.03       $9.08
                                                            ===========    ===========   ===========   ===========  ==========
Total Investment Return at Net Asset Value(1)                     (1.30%)        12.25%         5.48%         3.15%       5.44%
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                          $8,949        $35,334       $27,537       $28,959     $22,985
Ratio of Expenses to Average Net Assets                            1.59%          1.48%         1.58%         1.68%(3)    1.66%(3)
Ratio of Net Investment Income to Average Net Assets               7.00%          6.43%         5.54%         5.84%       4.76%
Portfolio Turnover Rate                                             174%           263%          214%          153%        107%

See notes to financial statements.



Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                            ------------------------------------------------------------------
                                                               1994           1995          1996          1997          1998
                                                            -----------    -----------   -----------   -----------  ----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                              $9.62          $8.85         $9.30         $9.28       $9.03
                                                            -----------    -----------   -----------   -----------  ----------
Net Investment Income(2)                                           0.59           0.55          0.45          0.47        0.36
Net Realized and Unrealized Gain (Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions                                     (0.78)          0.44         (0.02)        (0.25)       0.05
                                                            -----------    -----------   -----------   -----------  ----------
Total from Investment Operations                                  (0.19)          0.99          0.43          0.22        0.41
                                                            -----------    -----------   -----------   -----------  ----------
Less Distributions:
Distributions from Net Investment Income                          (0.06)         (0.53)        (0.44)        (0.23)      (0.08)
Distributions in Excess of Net Investment Income                     --             --            --         (0.01)      (0.25)
Distributions from Capital Paid-In                                (0.52)         (0.01)        (0.01)        (0.23)      (0.03)
                                                            -----------    -----------   -----------   -----------  ----------
Total Distributions                                               (0.58)         (0.54)        (0.45)        (0.47)      (0.36)
                                                            -----------    -----------   -----------   -----------  ----------
Net Asset Value, End of Period                                    $8.85          $9.30         $9.28         $9.03       $9.08
                                                            ===========    ===========   ===========   ===========  ==========
Total Investment Return at Net Asset Value(1)                     (1.88%)        11.51%         4.78%         2.43%       4.73%
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                        $114,656        $65,600       $45,897       $24,082     $14,264
Ratio of Expenses to Average Net Assets                            2.17%          2.16%         2.25%         2.38%(3)    2.33%(3)
Ratio of Net Investment Income to Average Net Assets               6.41%          6.03%         4.87%         5.13%       4.09%
Portfolio Turnover Rate                                             174%           263%          214%          153%        107%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
October 31, 1998
----------------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the World Bond Fund on October 31, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                           INTEREST         PAR VALUE           MARKET
ISSUER, DESCRIPTION                                                          RATE        (000s OMITTED)#        VALUE
-------------------                                                         -------      ---------------     ------------
BONDS
British Pound Sterling (5.69%)
NTL Inc., (United States),
Sr Note 04-01-08 (R)                                                        9.500%             260              $361,413
United Kingdom Treasury,
Bond 11-06-01                                                               7.000            1,000             1,758,057
                                                                                                          --------------
                                                                                                               2,119,470
                                                                                                          --------------

Deutsche Mark (23.88%)
Colt Telecom Group Plc, (United Kingdom),
Sr Note Ser DTC 07-31-08                                                    7.625              195               105,351
Federal Republic of Germany,
Bond Ser 98 01-04-08                                                        5.250            6,908             4,495,663
Ford Motor Credit Co., (United States),
Bond 06-16-08                                                               5.250            7,000             4,294,736
                                                                                                          --------------
                                                                                                               8,895,750
                                                                                                          --------------

European Currency Unit (1.18%)
Orange Plc, (United Kingdom),
Sr Note 08-01-08                                                            7.625              400               436,899
                                                                                                          --------------

U.S. Dollar (64.83%)
Federal Home Loan Mortgage Corp.,
Giant Mtg Part Cert 07-01-12                                                7.000           $2,433             2,484,343
Federative Republic of Brazil, (Brazil),
Variable Rate Bond Ser A 01-01-01                                           6.750*             461               405,900
Government of Jamaica, (Jamaica),
Note 06-10-05 (R)                                                          10.875              250               182,500
Innova S. de R.L., (Mexico),
Sr Note 04-01-07                                                           12.875              200               110,000
Petroleo Brasileiro S.A., (Brazil),
Bond 10-17-06 (R)                                                          10.000              500               405,000
Republic of Argentina, (Argentina),
Floating Rate Bond Ser FRB 03-31-05                                         6.188*             940               777,850
Republic of Costa Rica, (Costa Rica),
Deb 05-01-03 (R)                                                            8.000              225               223,875
Republic of Panama, (Panama),
Note Ser REGS 02-13-02                                                      7.875              300               286,500
Republic of South Africa, (South Africa),
Note 06-23-17                                                               8.500              400               260,000
Telefonica de Argentina S.A., (Argentina),
Note 05-07-08 (R)                                                           9.125              300               262,500
United Mexican States, (Mexico),
Global Bond 02-06-01                                                        9.750            1,000             1,020,000

United States Treasury,
Bond 08-15-23                                                               6.250            3,215             3,597,778
Note 11-30-01                                                               5.875            1,250             1,303,713
Note 05-31-02                                                               6.500            3,000             3,206,730
Note 10-31-02                                                               5.750            1,000             1,048,280
Note 11-30-02                                                               5.750              975             1,023,136
Note 04-30-03                                                               5.750            1,050             1,109,231
Note 10-15-06                                                               6.500            5,520             6,191,894
Note 05-15-07                                                               6.625              220               249,803
                                                                                                          --------------
                                                                                                              24,149,033
                                                                                                          --------------
                                                            TOTAL BONDS
                                                     (Cost $34,368,002)                     (95.58%)          35,601,152
                                                                                    --------------        --------------

                                                                                       EXPIRATION
                                                                          CURRENCY     DATE/STRIKE
                                                                            SOLD          PRICE
                                                                         ---------- --------------

OPTIONS
Japanese Yen                                                          USD 5,765,000     March 99/                  8,359
                                                                                                          --------------
                                                                                        140-150
                                                           TOTAL OPTIONS
                                                  (Premium Paid $50,444)                  (0.02%)                  8,359
                                                                                 --------------           --------------

                                                                        INTEREST      PAR VALUE
                                                                          RATE     (000s OMITTED)
                                                                       ---------  --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.80%)
Investment in a joint repurchase agreement transaction
with HSBC Securities, Inc. - Dated 10-31-98,
due 11-02-98 (Secured by U.S. Treasury Bonds,
6.25% thru 8.125%, due 11-15-16 thru 11-15-26) -- Note A                 5.380%           $1,042               1,042,000
                                                                                                          --------------
Non-Cash Security Lending Collateral (1.77%)
Tri-Party Collateral which consists of various
U.S. Treasury Bonds and Notes, 3.375% thru 11.25%,
due 07-15-02 thru 04-15-28**                                                                 659                 658,926
                                                                                                          --------------
Cash Equivalents (6.38%)
Navigator Securities Lending Prime Portfolio **                                            2,377               2,376,948
                                                                                                          --------------
     TOTAL SHORT-TERM INVESTMENTS                                                        (10.95%)              4,077,874
                                                                                 --------------           --------------
     TOTAL INVESTMENTS                                                                  (106.55%)             39,687,385
                                                                                 --------------           --------------
     OTHER ASSETS AND LIABILITIES, NET                                                    (6.55%)             (2,438,372)
                                                                                 --------------           --------------
     TOTAL NET ASSETS                                                                   (100.00%)            $37,249,013
                                                                                 ==============           ==============

  * Represents rate in effect on October 31, 1998.

 ** Represents investment of security lending collateral - Note A.

  # Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,435,288 or 3.85% of the Fund's net assets as of October 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
------------------------------------------------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1998 assigned to the various investment categories.

                                                                                                        MARKET VALUE
                                                                                                      AS A PERCENTAGE
                                                                                                          OF FUND'S
INVESTMENT CATEGORIES                                                                                    NET ASSETS
---------------------                                                                                 ---------------
Finance - Services                                                                                          11.53%
Government - Foreign                                                                                        25.26
Government - U.S.                                                                                           47.60
Government - U.S. Agencies                                                                                   6.67
Oil & Gas                                                                                                    1.09
Telecommunications                                                                                           3.43
Options                                                                                                      0.02
Short-Term Investments                                                                                      10.95
                                                                                                      -----------
                                                                                TOTAL INVESTMENTS          106.55%
                                                                                                      ===========

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of fixed income securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $200,864 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires as follows: October 31, 2005 -- $200,864. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,200,000 with a rate of 6.1875%. At October 31, 1998, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1998, the Fund loaned securities having a market value of $2,981,797 collateralized by cash and securities in the amount of $3,035,874. Cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At October 31, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the year ended October 31, 1998.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and
(b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $3,131. Out of this amount, $393 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $485 was paid as sales commissions to unrelated broker-dealers and $2,253 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $47,194.

In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year ended was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $611.

NOTE C --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $22,705,392 and $24,918,246, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $22,020,088 and $32,088,154, respectively, during the year ended October 31, 1998.

The cost of investments owned at October 31, 1998 (including short-term investments) for federal income tax purposes was $38,496,320. Gross unrealized appreciation and depreciation of investments aggregated $2,059,945 and $868,880, respectively, resulting in net unrealized appreciation of $1,191,065.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency transactions of $1,051,508, a decrease in distributions in excess of net investment income of $369,602 and a decrease in capital paid-in of $1,421,110. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to realized gain/loss on foreign currency transactions, and certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E --
SUBSEQUENT EVENT

On December 8, 1998, the Trustees of the Fund approved a proposed tax-free merger between the Fund and the John Hancock Strategic Income Fund ("Strategic Income Fund"). If approved by the shareholders, the reorganization will provide for a transfer of substantially all the assets and liabilities of the Fund to the Strategic Income Fund. The transaction is planned to take place after the close of business on February 19, 1999, at which time the Fund will be terminated.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock World Bond Fund and the Trustees of John Hancock Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock World Bond Fund (the "Fund") (a series of John Hancock Investment Trust II) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

Shareholders will receive a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxble for calendar year 1998.



NOTES

John Hancock Funds - World Bond Fund



NOTES

John Hancock Funds - World Bond Fund



NOTES

John Hancock Funds - World Bond Fund



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This report is for the information of shareholders of the John Hancock
World Bond Fund. It may be used as sales literature when preceded or
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objectives and operating policies.


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               0900A 10/98
                     12/98